                                                                    EXHIBIT 99.1

                    FORBEARANCE AGREEMENT AND THIRD AMENDMENT
                        TO CREDIT AND SECURITY AGREEMENT

         This Agreement, dated as of September 26, 2002, is made by and between VARI-L COMPANY, INC., a Colorado corporation (the "Borrower"), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").

                                    Recitals

         The Borrower and the Lender are parties to a Credit and Security Agreement dated as of June 28, 2001 (the "Original Credit Agreement"), as amended by the First Amendment to Credit and Security Agreement dated as of September 17, 2001 and by the Second Amendment to Credit and Security Agreement dated as of February 8, 2002 (as so amended, the "Credit Agreement"), whereby the Lender has agreed to provide loans and other financial accommodations to the Borrower. Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

         The Borrower is in default (i) under Section 6.12 of the Credit Agreement as of April 30, 2002, May 31, 2002, June 30, 2002, July 31, 2002 and August 31, 2002 and (ii) under Section 6.13 of the Credit Agreement as of June 30, 2002 (the "Existing Defaults"), and the Lender, by letter to the Borrower dated June 28, 2002, has implemented the Default Rate effective May 1, 2002.

         As a result of the Existing Defaults, the Lender has the right to exercise any or all of its rights and remedies under Section 8.2 of the Credit Agreement, including, but not limited to, declaring the Obligations to be forthwith due and payable and terminating the Commitment. The Borrower has requested that the Lender enter into this Agreement, which the Lender is willing to do pursuant to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

         1. Defined Terms. Capitalized terms used in this Agreement which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

         2. Agreement to Forbear. Notwithstanding such Existing Defaults, the Lender agrees that, provided that the Borrower fully complies with the terms of this Agreement, the Lender will not demand payment of, accelerate the maturity of or otherwise initiate collection action with respect to the Obligations or terminate the Commitment during the period from the date hereof to and including the earlier of (i) November 15, 2002 or (ii) the date on which a Forbearance Default occurs.

         3. Forbearance Default. "Forbearance Default" means a Default or Event of Default other than the Existing Defaults.

         4. Section 1.1 of the Credit Agreement is amended by adding or amending, as the case may be, the following definitions:

                  "Borrowing Base" means, at any time the lesser of:

                  (a) the Maximum Line; or

                  (b) subject to change from time to time in the Lender's sole discretion, upon three (3) business days notice to the Borrower, the sum of:

                       (i)    75% of Eligible Accounts, plus

                       (ii) the lesser of (A) 0.00% (zero percent) of Eligible Inventory or (B) $0.00 (zero dollars), less

                       (iii)  the Term Loan Payment Reserve, less

                       (iv)   the FCIA Foreign Credit Insurance Deductible.

                  "FCIA Foreign Credit Insurance Deductible" means the FCIA Foreign Credit Insurance Deductible of $100,000, which amount may change from time to time as determined by the Lender in its sole discretion.

                  "Maximum Line" means $2,500,000, unless said amount is reduced pursuant to Section 2.10, in which event it means the amount to which said amount is reduced.

                  "Term Loan Payment Reserve" means the Term Loan Payment Reserve of $250,000, which amount may change from time to time as determined by the Lender in its sole discretion.

         5. Section 1.1 of the Credit Agreement is further amended by amending clause (v) of the definition of "Eligible Accounts" to read as follows:

                  "(v) Accounts owed by an account debtor located outside the United States which are not (A) backed by a bank letter of credit naming the Lender as beneficiary or assigned to the Lender, in the Lender's possession or control, and with respect to which a control agreement concerning the letter-of-credit rights is in effect, and acceptable to the Lender in all respects, in its sole discretion, or
         (B) covered by a foreign receivables insurance policy acceptable to the Lender in its sole discretion and that portion of such Accounts that exceeds $5,000,000;"

         6. Section 3.1 of the Credit Agreement is hereby amended by adding the following new sentence at the end thereof:

                  "Upon request by the Lender, the Borrower will grant the Lender a security interest in all commercial tort claims it may have against any Person."

         7. Section 3.6 of the Credit Agreement is hereby amended by amending and restating the first sentence of that Section to read as follows:

                  "The Borrower authorizes the Lender to file from time to time where permitted by law, such financing statements against collateral described as "all personal property" or describing specific items of collateral including commercial tort claims as the Lender deems necessary or useful to perfect the Security Interest."

         8. Section 6.1 of the Credit Agreement is hereby amended by adding a new Section 6.1(r) to read as follows:

                  "(r) Promptly upon knowledge thereof, the Borrower will deliver to the Lender notice of any commercial tort claims it may bring against any person, including the name and address of each defendant, a summary of the facts, an estimate of the Borrower's damages, copies of any complaint or demand letter submitted by the Borrower, and such other information as the Lender may request."

         9. Section 6.1 of the Credit Agreement is hereby amended by adding a new Section 6.1(s) to read as follows:

                  "(s) beginning immediately after the first Revolving Advance, the Borrower will deliver to the Lender daily collateral reports and weekly, or more frequently if the Lender so requires, cash flow reporting for at least one month into the future, both in form and substance satisfactory to the Lender in its sole discretion."

         10. Section 6.1 of the Credit Agreement is hereby amended by adding a new Section 6.1(t) to read as follows:

                  "(t) promptly after the sending or filing thereof, copies of all regular and periodic reports which the Borrower is required to submit under any foreign receivables insurance policy."

         11. Section 6.2 of the Credit Agreement is hereby amended by adding the following new sentence at the end thereof:

                  "The Borrower hereby irrevocably authorizes all accountants and third parties to disclose and deliver to the Lender, at the Borrower's expense, all financial information, books and records, work papers, management reports and other information in their possession regarding the Borrower."

         12. Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Section 6.12 Minimum Book Net Worth. The Borrower will maintain, during each period described below, its Book Net Worth (excluding any impact of accrued and unissued shares of the Borrower for the settlement of the private shareholder class actions to be settled by payment by the Borrower of shares of the Borrower and up to $250,000 in cash payments that will not be paid until the Lender has been paid in full, and up to $200,000 of non-cash severance and other related post employment obligations), determined as at the end of each month, at an amount not less than the amount set forth opposite such period:

                            PERIOD                           MINIMUM BOOK
                                                              NET WORTH
           The month ending August 31, 2002                   $7,895,000
           The month ending September 30, 2002                $7,200,000
           The month ending October 31, 2002                  $6,705,000"


         13. Section 6.13 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Section 6.13 Minimum Net Income. The Borrower will achieve during each period described below, Net Income of not less than, or a Net Loss not greater than (excluding any impact of the settlement of the private shareholder class actions settled by payment by the Borrower of shares of the Borrower and up to $250,000 in cash payments that will not be paid until the Lender has been paid in full, and up to $200,000 of non-cash severance and other related post employment obligations), the amount set forth opposite such period (number appearing between "()" are negative):


                            PERIOD                            MINIMUM NET INCOME
             The two months ending August 31, 2002               ($1,400,000)
             The three months ending September 30, 2002          ($2,100,000)
             The four months ending October 31, 2002             ($2,600,000)"

         14. Section 6.15 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Section 6.15  "Intentionally Omitted.""

         15. Section 7.1 of the Credit Agreement is hereby amended by adding the following new sentences at the end thereof:

                  "The Borrower will not amend any financing statements in favor of the Lender except as permitted by law. Any authorization by the Lender to any Person to amend financing statements in favor of the Lender shall be in writing."

         16. Section 7.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Section 7.10 Capital Expenditures. The Borrower will not incur or contract to incur Unfinanced Capital Expenditures of more than
         (i) $150,000 during the period from July 1, 2002 through August 31, 2002; (ii) $150,000 during the period from July 1, 2002 through September 30, 2002; and (iii) $250,000 during the period from July 1, 2002 through October 31, 2002."

         17. Section 7.17 of the Credit Agreement is hereby amended by adding the following new sentence at the end thereof:

         "The Borrower will not pay any severance or other post employment obligations (other than the existing obligations to Mr. Tim Micun)."

         18. Section 7.19 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         "The Borrower will not enter into any settlement agreement or other accommodation of threatened or pending litigation for the payment of money, except where such settlement agreement or other accommodation allows for such payment of money to be paid only after the Lender has been paid in full."

         19. Section 9.3 of the Credit Agreement is hereby amended by changing the address of the Lender:

             "If to the Lender:

             Wells Fargo Business Credit, Inc.
             MAC C7300-210
             1740 Broadway
             Denver, Colorado  80274
             Telecopier:  (303) 863-4904
             Attention:  Timothy P. Ulrich"

         and by adding the following sentences at the end thereof:

                  "All requests under Section 9-210 of the UCC (i) shall be made in a writing signed by a person authorized under Section 2.1(a), (ii) shall be personally delivered, sent by registered or certified mail, return receipt requested, or by overnight courier of national reputation (iii) shall be deemed to be sent when received by the Lender and (iv) shall otherwise comply with the requirements of Section 9-210. The Borrower requests that the Lender respond to all such requests which on their face appear to come from an authorized individual and releases the Lender from any liability for so responding. The Borrower shall pay Lender the maximum amount allowed by law for responding to such requests."

         20. Section 9.10 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

                  "To the extent permitted by law, each Borrower waives and will not assert against any assignee any claims, defenses or set-offs which such Borrower could assert against the Lender."

         21. The Credit Agreement is hereby amended by adding a new Section 9.14 to read as follows:

                  "Section 9.14 Retention of Borrower's Records. The Lender shall have no obligation to maintain any electronic records or any documents, schedules, invoices, agings, or other papers delivered to the Lender by the Borrower or in connection with the Loan Documents for more than four months after receipt by the Lender."

         22. Exhibit D of the Credit Agreement is hereby amended and restated in its entirety and replaced with Exhibit D attached hereto.

         23. No Other Changes. Except as explicitly amended by this Agreement, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

         24. Borrower Acknowledgments. By signing this Agreement, the Borrower acknowledges and agrees that the Existing Defaults currently exist on the part of the Borrower under the Credit Agreement and that as a result of such Existing Defaults, the Lender could, in the absence of the Lender's agreement to forbear as set forth in this Agreement, in its sole discretion, demand immediate payment or otherwise take collection action with respect to the Obligations of the Borrower to the Lender under the Credit Agreement and terminate the Commitment. The Borrower further acknowledges and agrees that the Obligations are the valid and enforceable obligation of the Borrower and are not subject to any defenses or rights of set off of any kind or nature and that all of the Obligations are secured by a valid and perfected lien in the Collateral.

         25. Default Rate. The Default Rate under the Credit Agreement shall be effective at all times from May 1, 2002 and thereafter.

         26. Forbearance Fee. The Borrower shall pay the Lender as of the date hereof a fully earned, non-refundable fee in the amount of $20,000 in consideration of the Lender's execution and delivery of this Agreement, and in full satisfaction of any fees which may have otherwise been due and owing to the date hereof.

         27. Conditions Precedent. This Agreement shall be effective when the Lender shall have received an executed original hereof, together with (i) payment of the fee described in Paragraph 26 and (ii) such other matters as the Lender may require, each in substance and form acceptable to the Lender in its sole discretion.

         28. Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows:

                  (a) The Borrower has all requisite power and authority to execute this Agreement and to perform all of its obligations hereunder, and this Agreement has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

                  (b) The execution, delivery and performance by the Borrower of this Agreement have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

                  (c) All of the representations and warranties contained in
         Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

         29. References. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

         30. No Waiver. The execution of this Agreement and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Agreement.

         31. Release. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Agreement, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

         32. Costs and Expenses. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Agreement and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses and the fee required under paragraph 26 hereof.

         33. Miscellaneous. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.



WELLS FARGO BUSINESS CREDIT, INC.           VARI-L COMPANY, INC.



By /s/ Timothy P. Ulrich                    By /s/ Richard P. Dutkiewicz
  ------------------------                     -------------------------
  Timothy P. Ulrich                            Richard P. Dutkiewicz
  Vice President                               Vice President of Finance
                                                and Chief Financial Officer

                   EXHIBIT D TO CREDIT AND SECURITY AGREEMENT


                             COMPLIANCE CERTIFICATE



To:       Timothy P. Ulrich
          Wells Fargo Business Credit, Inc.

Date:     __________________, 200__
Subject:  Vari-L Company, Inc.
          Financial Statements


         In accordance with our Credit and Security Agreement dated as of June 28, 2001, as amended by (i) the First Amendment to Credit and Security Agreement dated as of September 17, 2001, (ii) the Second Amendment to Credit and Security Agreement dated as of February 8, 2002, and (iii) the Forbearance Agreement and Third Amendment to Credit and Security Agreement dated as of September 26, 2002 (as so amended, the "Credit Agreement"), attached are the financial statements of Vari-L Company, Inc. (the "Borrower") as of and for ________________, 20__ (the "Reporting Date") and the year-to-date period then ended (the "Current Financials"). All terms used in this certificate have the meanings given in the Credit Agreement.

         I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Borrower's financial condition and the results of its operations as of the date thereof.

         Events of Default. (Check one):

         [ ]      The undersigned does not have knowledge of the occurrence of a
Default or Event of Default under the Credit Agreement.

         [ ]      The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto.

         I hereby certify to the Lender as follows:

         [ ]      The Reporting Date does not mark the end of one of the
Borrower's fiscal quarters, hence I am completing only paragraph __ below.

         [ ]      The Reporting Date marks the end of one of the Borrower's
fiscal quarters, hence I am completing all paragraphs below except paragraph __.

         [ ]      The Reporting Date marks the end of the Borrower's fiscal
year, hence I am completing all paragraphs below.

         1. Minimum Book Net Worth. Pursuant to Section 6.12 of the Credit Agreement, as of the Reporting Date, the Borrower's Book Net Worth (excluding any impact of accrued and unissued shares of the Borrower for the settlement of the private shareholder class actions to be settled by payment by the Borrower of shares of the Borrower and up to $250,000 in cash payments that will not be paid until the Lender has been paid in full, and up to $200,000 of non-cash severance and other related post employment obligations) was $____________ which [ ] satisfies [ ] does not satisfy the requirement that such amount be not less than as set forth in table below:


                            PERIOD                             MINIMUM BOOK
                                                                NET WORTH
             The month ending August 31, 2002                   $7,895,000
             The month ending September 30, 2002                $7,200,000
             The month ending October 31, 2002                  $6,705,000


         2. Minimum Net Income. Pursuant to Section 6.13 of the Credit Agreement, the Borrower's Net Income (excluding any impact of the settlement of the private shareholder class actions settled by payment by the Borrower of shares of the Borrower and up to $250,000 in cash payments that will not be paid until the Lender has been paid in full, and up to $200,000 of non-cash severance and other related post employment obligations) for the ________ period ending on the Reporting Date, was $____________, which [ ] satisfies [ ] does not satisfy the requirement that such amount be not less than, or such loss shall not be greater than, $_____________ during such period as set forth in table below:

                                   PERIOD                     MINIMUM NET INCOME
                  The two months ending August 31, 2002          ($1,400,000)
                  The three months ending September 30, 2002     ($2,100,000)
                  The four months ending October 31, 2002        ($2,600,000)


         3. Capital Expenditures. Pursuant to Section 7.10 of the Credit Agreement, for the year-to-date period ending on the Reporting Date, the Borrower has expended or contracted to expend during the _____ month period ending _________________, for Capital Expenditures, $__________________ in the aggregate, which [ ] satisfies [ ] does not satisfy the requirement that such expenditures not exceed $____________ in the aggregate during such period.

         4. Salaries. As of the Reporting Date, the Borrower [ ] is [ ] is not in compliance with Section 7.17 of the Credit Agreement concerning salaries and severance payments.

         Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.


                                                  VARI-L COMPANY, INC.



                                                  By:
                                                     ---------------------------
                                                  Its:  Chief Financial Officer